                                   EXHIBIT 32

    CERTIFICATION PURSUANT TO 18 U.S.C. SECTION 1350, AS ADOPTED PURSUANT TO
                  SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Annual Report of Safeguard Scientifics, Inc. (the "Company") on Form 10-K for the year ended December 31, 2003 as filed with the Securities and Exchange Commission on the date hereof (the "Report"), I, Anthony
L. Craig, Chief Executive Officer of the Company, certify, pursuant to 18 U.S.C.
Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that, based on my knowledge:

   1. The Report fully complies with the requirements of section 13(a) of the Securities Exchange Act of 1934, (15 U.S.C. 78m(a)); and

   2. The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

                           SAFEGUARD SCIENTIFICS, INC.

   Date: April 14, 2004                              ANTHONY L. CRAIG
                                                     ---------------------------
                                                     Anthony L. Craig
                                                     Chief Executive Officer

    CERTIFICATION PURSUANT TO 18 U.S.C. SECTION 1350, AS ADOPTED PURSUANT TO
                  SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Annual Report of Safeguard Scientifics, Inc. (the "Company") on Form 10-K for the year ended December 31, 2003 as filed with the Securities and Exchange Commission on the date hereof (the "Report"), I, Christopher J. Davis, Chief Financial Officer of the Company, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that, based on my knowledge:

   1. The Report fully complies with the requirements of section 13(a) of the Securities Exchange Act of 1934, (15 U.S.C. 78m(a)); and

   2. The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

                           SAFEGUARD SCIENTIFICS, INC.

   Date: April 14, 2004                              CHRISTOPHER J. DAVIS
                                                     ---------------------------
                                                     Christopher J. Davis
                                                     Chief Financial Officer

A signed original of this written statement required by Section 906, or other document authenticating, acknowledging, or otherwise adopting the signature that appears in typed form within the electronic version of this written statement required by Section 906, has been provided to Safeguard Scientifics, Inc. and will be retained by Safeguard Scientifics, Inc. and furnished to the Securities and Exchange Commission or its staff upon request.